Exhibit 10.1

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of November 5, 2018, and effective in accordance with Section 5 below, by and among RESMED INC., a Delaware corporation (the “Borrower”), each of the Existing Lenders referred to below, the financial institutions identified on the signature pages hereto as New Lenders (the “New Lenders”), MUFG UNION BANK, N.A. as Administrative Agent (in such capacity, “Administrative Agent” or “Agent”), Joint Lead Arranger, Joint Book Runner, Swing Line Lender and L/C Issuer, and WESTPAC BANKING CORPORATION, as Syndication Agent, Joint Lead Arranger, and Joint Book Runner (in such capacities, “Westpac”).

STATEMENT OF PURPOSE:

WHEREAS, the Borrower, the financial institutions party thereto (the “Existing Lenders” and, together with the New Lenders, the “Lenders”), the Administrative Agent, and Westpac have entered into that certain Amended and Restated Credit Agreement dated as of April 17, 2018 (as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to increase the Aggregate Commitments by $800,000,000 in the aggregate pursuant to Section 10.01 of the Credit Agreement and without reducing capacity for additional increases of the Aggregate Commitments under Section 2.06 of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).

Section 2. Amendments to Credit Agreement. Effective as of the First Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein (and no others) and in reliance upon representations and warranties set forth herein, the parties hereto agree that the Credit Agreement is amended as set forth below.

(a) Section 1.01 (Defined Terms). The Credit Agreement is hereby amended by inserting the following new defined terms in proper alphabetical order to Section 1.01 thereof:

“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement dated as of November 5, 2018, which amends this Agreement.

“First Amendment Effective Date” means November 5, 2018.

(b) Section 2.09 (Fees). A new Section 2.09(d) is added to the Credit Agreement as follows:

“(d) First Amendment Upfront Fee. On the First Amendment Effective Date, the Borrower shall pay to the Agent, for the account of each Lender party to the First Amendment on the First Amendment Effective Date, an upfront fee equal to (x) if such Lender is an Existing Lender (as defined in the

First Amendment), 0.15% of the principal amount by which such Lender’s Commitment is increased pursuant to the First Amendment on the First Amendment Effective Date and (y) if such Lender is a New Lender (as defined in the First Amendment), 0.15% of the principal amount of such New Lender’s Commitment pursuant to the First Amendment on the First Amendment Effective Date. Such upfront fees are for the credit facilities committed by Lenders under this Agreement and are fully earned on the date paid. The upfront fee paid to each Lender is solely for its own account and is nonrefundable for any reason whatsoever.”

(c) Amendments to Credit Agreement Schedule. Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex A attached hereto.

Section 3. New Lender Joinder. By its execution of this Amendment, each New Lender hereby acknowledges, agrees and confirms that, on and after the First Amendment Effective Date:

(a) it will be deemed to be a party to the Credit Agreement as a “Lender”, for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of, and shall be entitled to the benefits of, a Lender under the Credit Agreement as if it had executed the Credit Agreement;

(b) it will be bound by all of the terms, provisions and conditions contained in the Credit Agreement and the other Loan Documents;

(c) it has received a copy of the Credit Agreement, copies of the most recent financial statements delivered pursuant to Section 6.01 thereof and such other documents and information as it deems appropriate, and has, independently and without reliance upon the Administrative Agent, any other Lender or any of their respective Affiliates, made its own credit analysis and decision to enter into this Amendment and to become a Lender under the Credit Agreement;

(d) it will, independently and without reliance upon the Administrative Agent, any other Lender or any of their respective Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder;

(e) it is an Eligible Assignee;

(f) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender;

(g) it hereby appoints and authorizes the Administrative Agent to exercise such powers as are delegated to it under the Credit Agreement and by the other Loan Documents; and

(h) it will provide any additional documentation requested by the Administrative Agent to evidence its status as a Lender as of the First Amendment Effective Date or as required to be delivered by it pursuant to the terms of the Credit Agreement.

Section 4. Increased Commitments.

Effective as of the First Amendment Effective Date, (i) each Lender hereby agrees that the Aggregate Commitments under the Credit Agreement are increased pursuant to Section 10.01 of the Credit Agreement to the amount set forth on Schedule 2.01 attached to this First Amendment and (ii) each Lender hereby agrees that its Commitment under the Credit Agreement shall be equal to the amount set forth next to its name under the heading “New Commitment Amount” on Schedule 2.01 attached to this First Amendment (collectively, the “Commitment Increase”). The aggregate amount of the Commitment Increase will result in new Commitments totaling $800,000,000 becoming available on the First Amendment Effective Date, subject only to the conditions set forth in Section 5 below. For the avoidance of doubt, the Borrower shall be permitted to increase the Aggregate Commitments by an additional $300,000,000 pursuant to Section 2.06(b) of the Credit Agreement on or after the First Amendment Effective Date.

Section 5. Conditions to Effectiveness. This Amendment shall be deemed to be effective upon the satisfaction or waiver of each of the following conditions to the reasonable satisfaction of the Administrative Agent:

(a) The Administrative Agent’s receipt of the following, each properly executed by an authorized signatory of the signing Person (which, in the case of a Loan Party, shall be a Responsible Officer), each in form and substance reasonably satisfactory to the Administrative Agent:

(i) this Amendment, duly executed by each of the Borrower, the Administrative Agent and each Lender;

(ii) the Fee Letter, dated as of the First Amendment Effective Date, duly executed by the Borrower and the Administrative Agent;

(iii) Notes, executed by the Borrower in favor of each Lender requesting a Note (in the amount of such Lender’s Applicable Percentage, as set forth on Schedule 2.01 attached hereto) and dated as of the First Amendment Effective Date which Notes shall amend and restate in their entirety, to the extent applicable, those certain Notes issued by Borrower in favor of the Lenders and dated as of the Closing Date;

(iv) an Affirmation of Guaranty, duly executed by each Guarantor;

(v) a favorable opinion of counsel to the Borrower addressed to Agent and each Lender concerning the Borrower and this Amendment, in form and substance reasonably satisfactory to Agent; and

(vi) a certificate of a Responsible Officer of the Borrower certifying that (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of the Borrower have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of the Borrower have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, (C) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of the Borrower authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the Credit Agreement as amended by this Amendment and (D) attached thereto is a true, correct and complete copy of a certificate of good standing from the applicable secretary of state of the state of incorporation, organization or formation (or equivalent), as applicable, of the Borrower.

(b) Payment of (i) all fees and expenses of the Administrative Agent and the Lenders and in the case of expenses, to the extent invoiced at least two (2) Business Days prior to the First Amendment Effective Date (except as otherwise reasonably agreed to by the Borrower), required to be paid on the First Amendment Effective Date and (ii) all fees to the Lenders required to be paid on the First Amendment Effective Date.

(c) The representations and warranties in Section 6 of this Amendment shall be true and correct as of the First Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this Section 5, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date specifying its objection thereto.

Section 6. Representations and Warranties. By its execution hereof, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof after giving effect to this Amendment:

(a) each of the representations and warranties made by such party in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

(b) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto;

(c) the execution, delivery and performance of this Amendment has been duly authorized by such party’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforcement may be limited by Debtor Relief Law or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion; and

(d) the execution, delivery and performance of this Amendment do not (i) contravene the terms of the Borrower’s Organizational Documents or (ii) conflict with, result in any breach or contravention of, or result in the creation of a Lien (other than Liens permitted pursuant to Section 7.01 of the Credit Agreement) under, or require any payment to be made under, any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of it or any of its Subsidiaries.

Section 7. Effect of this Amendment. On and after the First Amendment Effective Date, references in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Amended and Restated Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a)

to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

Section 8. Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent and its Affiliates in accordance with the terms thereof.

Section 9. Acknowledgments and Reaffirmations. Each party hereto (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remains in full force and effect and is hereby ratified and confirmed.

Section 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 12. Electronic Transmission. Delivery of this Amendment by facsimile, telecopy or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

RESMED INC.

By:	/s/ David Pendarvis
Name: David Pendarvis
Title: Chief Administrative Officer, Global General Counsel and Secretary

ResMed Inc.

First Amendment to Amended and Restated Credit Agreement

Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

MUFG UNION BANK, N.A., as Administrative Agent

By:	/s/ Mark Adelman
Name: Mark Adelman
Title: Director

MUFG UNION BANK, N.A., as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ Mark Adelman
Name: Mark Adelman
Title: Director

ResMed Inc.

First Amendment to Amended and Restated Credit Agreement

Signature Page

WESTPAC BANKING CORPORATION, as a Lender

By:	/s/ Richard Yarnold
Name: Richard Yarnold
Title: Senior Relationship Manager Corporate & Institutional Banking

ResMed Inc.

First Amendment to Amended and Restated Credit Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jorge Selvas
Name: Jorge Selvas
Title: Senior Vice President

ResMed Inc.

First Amendment to Amended and Restated Credit Agreement

Signature Page

HSBC BANK AUSTRALIA LIMITED ABN 48 006 434 162, as a Lender

Executed by HSBC Bank Australia Limited ABN 48 006 434 162 by its Attorney, and by their execution hereof, the said Attorney certifies that they have no notice of the revocation of such Power of Attorney, in the presence of:

/s/ Mark Anthony Hall	/s/ Craig Anthony Greenwood
Witness Signature	Attorney

Mark Anthony Hall	Craig Anthony Greenwood
Print Name	Name of Attorney

ResMed Inc.

First Amendment to Amended and Restated Credit Agreement

Signature Page

DNB CAPITAL LLC, as a Lender

By:	/s/ Kristie Li
Name: Kristie Li
Title: Senior Vice President

By:	/s/ Kristi Birkeland Sorensen
Name: Kristi Birkeland Sorensen
Title: Senior Vice President Head of Corporate Banking

ResMed Inc.

First Amendment to Amended and Restated Credit Agreement

Signature Page

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Christopher M. Johnson
Name:	Christopher M. Johnson
Title:	Director

ResMed Inc.

First Amendment to Amended and Restated Credit Agreement

Signature Page

CITIBANK N.A., as a New Lender and a Lender

By:	/s/ Michael Chen
Name:	Michael Chen
Title:	Senior Vice President

ResMed Inc.

First Amendment to Amended and Restated Credit Agreement

Signature Page

Branch Banking and Trust Company, as a New Lender and a Lender

By:	/s/ Vicount P. Cornwall
Name:	Vicount P. Cornwall
Title:	Senior Vice President

ResMed Inc.

First Amendment to Amended and Restated Credit Agreement

Signature Page

ANNEX A

Credit Agreement Schedule 2.01

See attached

Schedule 2.01

Commitments and Applicable Percentages

Lender	Original Commitment Amount	New Commitment Amount	Applicable Percentage
MUFG UNION BANK, N.A. as successor in interest to UNION BANK, N.A.	$200,000,000	$325,000,000	20.3125%
WESTPAC BANKING CORPORATION	$200,000,000	$325,000,000	20.3125%
HSBC BANK USA, NATIONAL ASSOCIATION	$126,000,000	$226,000,000	14.125%
WELLS FARGO BANK, N.A.	$144,000,000	$252,000,000	15.75%
DNB CAPITAL LLC	$88,000,000	$154,000,000	9.625%
HSBC BANK AUSTRALIA LIMITED	$42,000,000	$68,000,000	4.25%
CITIBANK N.A	—	$150,000,000	9.375%
BRANCH BANKING AND TRUST COMPANY	—	$100,000,000	6.25%

Total	$800,000,000	$1,600,000,000	100.0000000000%